SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

Commission File Number: 333-146478

International Vineyard, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-8820679 (I.R.S. Employer Identification No.)
35502 Camino Capistrano, Dana Point, California (Address of principal executive offices)	92624 (Zip Code)
(949) 276-4729 (Registrant’s Telephone Number, Including Area Code) 27122 A Paseo Espada, Suite 924 San Juan Capistrano, CA 92675 (Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective February 11, 2008, International Vineyard, Inc. (the “Registrant”) moved its office to 35502 Camino Capistrano, Dana Point, California  92624. The Registrant’s telephone number remains unchanged.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

International Vineyard, Inc.

Date: February 11, 2008	By:	/s/ Keith Bootow
Keith Bootow
President, Secretary